Apollo Global Management, Inc. Fourth Quarter and Full Year 2024 Earnings

4Q'24 Per Share FY'24 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Income Attributable to Apollo Global Management, Inc. Common Stockholders $1,462 $2.42 $4,480 $7.39 Segment and Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $554 $0.90 $2,063 $3.36 Spread Related Earnings (“SRE”) $841 $1.37 $3,224 $5.24 Fee and Spread Related Earnings $1,395 $2.28 $5,287 $8.60 Principal Investing Income (“PII”) $139 $0.23 $271 $0.44 Adjusted Net Income ("ANI") $1,360 $2.22 $4,565 $7.43 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $751 Fee-Generating AUM (“FGAUM”) $569 4Q'24 FY'24 Business Drivers ($ in billions) Inflows $33 $152 Origination $61 $222 Gross Capital Deployment $63 $266 Fourth Quarter and Full Year 2024 Financial Highlights • GAAP Net Income Attributable to Apollo Global Management, Inc. Common Stockholders was $1.5 billion and $4.5 billion for the quarter and full year ended December 31, 2024, respectively, or $2.42 and $7.39 per share, respectively • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs and taxes, totaled $1.4 billion and $4.6 billion, or $2.22 and $7.43 per share, in the fourth quarter and full year, respectively Note: This presentation contains non-GAAP financial information and defined terms which are described on pages 30 to 34. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 26 to 29. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. FY'24 per share amounts represent the sum of the last four quarters. See page 21 for the share reconciliation. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1

(In millions, except per share amounts) 4Q'23 3Q'24 4Q'24 FY'23 FY'24 Revenues     Asset Management     Management fees $444 $476 $523 $1,772 $1,899 Advisory and transaction fees, net 141 181 205 623 822 Investment income (loss) 150 230 395 1,032 1,305 Incentive fees 21 35 42 80 150   Retirement Services     Premiums 3,586 389 155 12,749 1,318 Product charges 226 267 260 848 1,016 Net investment income 3,354 4,101 4,237 12,080 15,718 Investment related gains (losses) 2,621 1,539 (1,037) 1,428 2,045 Revenues of consolidated variable interest entities 495 552 493 1,441 1,822 Other revenues 8 3 10 591 19   Total Revenues 11,046 7,773 5,283 32,644 26,114 Expenses Asset Management     Compensation and benefits (979) (605) (732) (2,722) (2,608) Interest expense (47) (55) (67) (145) (226) General, administrative and other (229) (326) (285) (872) (1,170)   Retirement Services     Interest sensitive contract benefits (2,595) (2,599) (1,642) (6,229) (8,949) Future policy and other policy benefits (4,088) (793) (623) (14,434) (3,054) Market risk benefits remeasurement gains (losses) (570) (524) 456 (404) 102 Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired (186) (244) (263) (688) (941) Policy and other operating expenses (481) (670) (535) (1,837) (2,136)   Total Expenses (9,175) (5,816) (3,691) (27,331) (18,982) Other Income (Loss) – Asset Management Net gains (losses) from investment activities 21 15 25 7 58 Net gains (losses) from investment activities of consolidated variable interest entities 35 44 20 130 90 Other income (loss), net 34 70 87 136 155 Total Other Income (Loss) 90 129 132 273 303 Income (loss) before income tax (provision) benefit 1,961 2,086 1,724 5,586 7,435 Income tax (provision) benefit1 1,620 (317) (62) 923 (1,062) Net income (loss) 3,581 1,769 1,662 6,509 6,373 Net (income) loss attributable to non-controlling interests (825) (958) (176) (1,462) (1,796) Net income (loss) attributable to Apollo Global Management, Inc. 2,756 811 1,486 5,047 4,577 Preferred stock dividends (24) (24) (24) (46) (97) Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $2,732 $787 $1,462 $5,001 $4,480       Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $4.53 $1.30 $2.42 $8.32 $7.39 Net income (loss) attributable to Common Stockholders - Diluted $4.44 $1.29 $2.39 $8.28 $7.33 Weighted average shares outstanding - Basic 584 585 584 581 586 Weighted average shares outstanding - Diluted 601 589 603 589 604 GAAP Income Statement (Unaudited) 21. 4Q'23 and FY'23 include a one-time tax benefit of $1.8 billion resulting from the establishment of deferred tax assets related to the Government of Bermuda's enactment of the Corporate Income Tax Act of 2023 ("Bermuda CIT"). 4Q’24 and FY’24 include an estimated income tax benefit related to the Bermuda CIT and the actual tax impact reported in the Company’s Annual Report on Form 10-K may differ, possibly materially, from this estimate.

Fourth quarter results complete a strong year of growth and execution against 2024 targets • Record quarterly and annual FRE of $554 million and $2.1 billion, respectively, driven by strong growth in fee related revenues and disciplined expense growth • Quarterly and annual SRE totaling $841 million and $3.2 billion, respectively, reflecting robust organic growth and higher alternative net investment income • Together, FRE and SRE totaled $1.4 billion in the fourth quarter and $5.3 billion in 2024, showcasing the growth and strength of the combined earnings streams • Total AUM of $751 billion benefited from inflows of $33 billion in the fourth quarter and $152 billion in 2024, driving a 15% increase year-over-year Continued execution on three strategic growth pillars • Origination: Origination volume totaled $61 billion in the fourth quarter and $222 billion in 2024, with platforms and high grade capital solutions contributing more than half of total origination volume for the full year • Global Wealth: Raised a record $12 billion of capital in 2024 from a combination of successful product launches, ongoing distribution expansion, and continued education focused on providing solutions for individual investors • Capital Solutions: Record full-year fee revenue of $668 million demonstrates Apollo's growing capabilities to provide scaled, flexible capital solutions and asset origination to an increasing number of clients Strategically allocating capital to drive stockholder value • Share Repurchases: Repurchased more than $1.2 billion of common stock in 2024, including $501 million of opportunistic share repurchases • Dividends: Distributed more than $1 billion of common stock dividends in 2024 and intend to increase the annual amount 10% from $1.85 per share to $2.04 per share of common stock commencing with the first quarter 2025 dividend1 • Investments: Allocated $130 million of strategic capital to fund various investments supporting future growth Fourth Quarter and Full Year 2024 Business Highlights ✓ ✓ 31. The declaration and payment of any dividends are at the sole discretion of the Apollo Global Management, Inc. board of directors, which may change the dividend policy at any time, including, without limitation to, to eliminate the dividend entirely.

($ in millions, except per share amounts) 4Q'23 3Q'24 4Q'24 FY'23 FY'24 Management fees $635 $710 $742 $2,480 $2,776 Capital solutions fees and other, net 116 159 160 538 668 Fee-related performance fees 44 57 53 146 208 Fee-related compensation (200) (238) (227) (835) (925) Non-compensation expenses (138) (157) (174) (561) (664) Fee Related Earnings $457 $531 $554 $1,768 $2,063 Net investment spread 959 1,086 1,094 4,025 4,147 Other operating expenses (119) (112) (116) (481) (458) Interest and other financing costs (92) (118) (137) (436) (465) Spread Related Earnings $748 $856 $841 $3,108 $3,224 Fee and Spread Related Earnings $1,205 $1,387 $1,395 $4,876 $5,287 Principal Investing Income $51 $78 $139 $83 $271 Segment Income $1,256 $1,465 $1,534 $4,959 $5,558 HoldCo interest and other financing costs1 (11) (21) (29) (88) (80) Taxes and related payables (63) (312) (145) (789) (913) Adjusted Net Income $1,182 $1,132 $1,360 $4,082 $4,565 ANI per share $1.91 $1.85 $2.22 $6.74 $7.43 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. Total Segment Earnings 4

($ in millions, except per share amounts) 4Q'23 3Q'24 4Q'24 FY'23 FY'24 Management fees $635 $710 $742 $2,480 $2,776 Capital solutions fees and other, net 116 159 160 538 668 Fee-related performance fees 44 57 53 146 208 Fee-related compensation (200) (238) (227) (835) (925) Non-compensation expenses (138) (157) (174) (561) (664) Fee Related Earnings $457 $531 $554 $1,768 $2,063 Net investment spread 959 1,086 1,094 4,025 4,147 Other operating expenses (119) (112) (116) (481) (458) Interest and other financing costs (92) (118) (137) (436) (465) Notable items1 — (25) — (115) (25) Spread Related Earnings, Excluding Notable Items $748 $831 $841 $2,993 $3,199 Fee and Spread Related Earnings, Excluding Notable Items $1,205 $1,362 $1,395 $4,761 $5,262 Principal Investing Income $51 $78 $139 $83 $271 Segment Income, Excluding Notable Items $1,256 $1,440 $1,534 $4,844 $5,533 HoldCo interest and other financing costs (11) (21) (29) (88) (80) Taxes and related payables (63) (307) (145) (765) (908) Adjusted Net Income, Excluding Notable Items $1,182 $1,112 $1,360 $3,991 $4,545 ANI per share, Excluding Notable Items $1.91 $1.81 $2.22 $6.58 $7.39 Total Segment Earnings, Excluding Notable Items 5 1. Notable Items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments.

Segment Details

• Management fees increased 12% in 2024 driven by solid growth from Retirement Services clients, strong levels of third-party asset management inflows, as well as solid levels of capital deployment • Capital solutions fees grew 24% in 2024, including a strong fourth quarter that was driven by over 100 transactions across both debt- and equity-related activity • Fee-related performance fees increased more than 40% in 2024 driven by Apollo Debt Solutions ("ADS") and other Global Wealth products • Fee related expenses increased 14% in 2024, the lowest growth rate in five years, reflecting prudent and selective investment spend to support the firm's next phase of growth, which resulted in approximately 60 basis points of margin expansion year-over-year ($ in millions, except per share amounts) 4Q'23 3Q'24 4Q'24 % Change vs. 4Q'23 FY'23 FY'24 % Change vs. FY'23 Management Fees Credit $446 $518 $550 23.3% $1,688 $2,015 19.4% Equity1 189 192 192 1.6% 792 761 (3.9)% Total management fees 635 710 742 16.9% 2,480 2,776 11.9% Capital solutions fees and other, net 116 159 160 37.9% 538 668 24.2% Fee-related performance fees 44 57 53 20.5% 146 208 42.5% Fee Related Revenues $795 $926 $955 20.1% $3,164 $3,652 15.4% Fee-related compensation (200) (238) (227) 13.5% (835) (925) 10.8% Non-compensation expenses2 (138) (157) (174) 26.1% (561) (664) 18.4% Fee Related Earnings $457 $531 $554 21.2% $1,768 $2,063 16.7% FRE per share $0.74 $0.87 $0.90 21.6% $2.92 $3.36 15.1% FRE Margin 57.6% 57.4% 58.0% 55.9% 56.5% FRE Compensation Ratio 25.2% 25.7% 23.8% 26.4% 25.3% Asset Management Segment 1. Equity management fees include Fund X catch-up management fees of $45 million for FY'23. 2. Non-compensation expenses include placement fees of $8 million and $31 million, respectively, for 4Q'24 and FY'24. 7

• Total AUM increased $100 billion, or 15%, year-over-year primarily driven by $81 billion of inflows from Asset Management and $71 billion of gross inflows from Retirement Services, as well as mark-to-market appreciation, partially offset by $59 billion of outflows primarily driven by normal course activity at Athene and $23 billion of realization activity • Fee-Generating AUM increased $76 billion, or 15%, year-over-year primarily driven by robust organic growth at Athene, institutional and global fundraising across a variety of Asset Management strategies, mark-to-market appreciation, and strong levels of capital deployment, partially offset by outflows at Athene • Nearly 60% of Apollo’s total AUM is comprised of perpetual capital, which is highly scalable and does not rely on cyclical drawdown fundraising dynamics Total AUM ($bn) Fee-Generating AUM ($bn) $548 $651 $751 $421 $516 $616 $126 $135 $135 Credit Equity 4Q'22 4Q'23 4Q'24 $412 $493 $569 $347 $422 $496 $65 $71 $73 Credit Equity 4Q'22 4Q'23 4Q'24 Perpetual Capital AUM ($bn) $330 $378 $447 $236 $278 $331 $53 $50 $52 $41 $50 $63 Athene Athora Other 4Q'22 4Q'23 4Q'24 8 Asset Management: Assets Under Management Note: AUM totals may not add due to rounding. 1. Perpetual Capital AUM derived from Athene includes assets, unfunded commitments, and available capital attributable to ADIP. 2. Other primarily includes MidCap Financial ($13 billion), Apollo Debt Solutions BDC ($17 billion), Apollo Commercial Real Estate Finance, Inc. ($9 billion), Apollo Diversified Real Estate Fund/Apollo Diversified Credit Fund ($7 billion), MidCap Financial Investment Corporation ($4 billion), Apollo Realty Income Solutions, Inc. ($1 billion) and other AUM related to a publicly traded business development company ($2 billion), among others. Other also includes third-party capital within Apollo Aligned Alternatives ($8 billion), with the remainder of its net asset value attributable to Athene ($12 billion). AUM related to Apollo Commercial Real Estate Finance, Inc., MidCap Financial Investment Corporation and the publicly traded business development company is as of September 30, 2024. 21

$39 $38 $42 $33 $19 $21 $22 $19 $20 $17 $20 $14 Asset Management Retirement Services 1Q'24 2Q'24 3Q'24 4Q'24 • Robust total gross inflows of $33 billion during the fourth quarter and $152 billion over the twelve months ended December 31, 2024 • Inflows from Asset Management of $81 billion in 2024 included $19 billion in the fourth quarter. Fourth quarter inflows were driven by Credit-focused strategies, including the Total Return Investment Grade Fund, the second vintage of Accord+, and several third-party insurance separately managed accounts, as well as fundraising across several Global Wealth-focused products, including ADS, Apollo Aligned Alternatives, and Apollo Asset Backed Credit Company • Record annual inflows from Athene of $71 billion in 2024 included $14 billion in the fourth quarter, driven by continued strength in retail annuity sales and a strong quarter of funding agreement issuance $55 $131 $74 $128 $155 $152 $30 $31 $37 $71 $53 $81 $6 $37 $18 $28 $37 $48 $63 $71 $7 $72 Asset Management Retirement Services 2019 2020 2021 2022 2023 2024 ($ in billions) Asset Management: Inflows inorganic inorganic Note: Totals may not add due to rounding. Inflows from Retirement Services includes organic and inorganic inflows from Athene, as detailed on page 13, as well as inorganic inflows from Athora. 9

• Spread Related Earnings, Excluding Notable Items increased 6.9% in 2024 driven by record organic growth partially offset by lower net spread • Spread Related Earnings included an 8.0% return in 2024 from Athene's alternative investment portfolio; considering management's long-term expected average annual return of 11% would have resulted in $349 million of additional alternative net investment income 1. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management's long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management's expected long-term average annual return will be achieved. Actual results may differ materially. ($ in millions, except per share amounts) 4Q'23 3Q'24 4Q'24 % Change vs. 4Q'23 FY'23 FY'24 % Change vs. FY'23 Fixed income and other net investment income $2,340 $2,806 $2,912 24.4% $8,739 $10,805 23.6% Alternative net investment income 190 236 269 41.6% 864 939 8.7% Strategic capital management fees 23 27 29 26.1% 72 105 45.8% Cost of funds (1,594) (1,983) (2,116) 32.7% (5,650) (7,702) 36.3% Net Investment Spread 959 1,086 1,094 14.1% 4,025 4,147 3.0% Other operating expenses (119) (112) (116) (2.5)% (481) (458) (4.8)% Interest and other financing costs (92) (118) (137) 48.9% (436) (465) 6.7% Spread Related Earnings $748 $856 $841 12.4% $3,108 $3,224 3.7% SRE per share $1.21 $1.40 $1.37 13.2% $5.13 $5.24 2.1% Notable items — (25) — NM (115) (25) (78.3)% Spread Related Earnings, Excluding Notable Items $748 $831 $841 12.4% $2,993 $3,199 6.9% SRE per share, Excluding Notable Items $1.21 $1.36 $1.37 13.2% $4.94 $5.20 5.3% Net Spread 1.41% 1.44% 1.37% (4)bps 1.49% 1.38% (11)bps Net Spread, Excluding Notable Items 1.41% 1.40% 1.37% (4)bps 1.44% 1.37% (7)bps Alternative net investment income delta to long-term expectation1 $132 $81 $58 $451 $349 Alternative net return delta to long-term expectation 4.53% 2.81% 1.75% 3.78% 2.97% Impact to Net Spread 0.25% 0.13% 0.09% 0.21% 0.15% Retirement Services Segment 10

(% of average net invested assets) 4Q'23 3Q'24 4Q'24 % Change vs. 4Q'23 FY'23 FY'24 % Change vs. FY'23 Fixed income and other net investment income 4.66% 4.96% 5.00% 34bps 4.45% 4.86% 41bps Alternative net investment income 6.47% 8.19% 9.25% 278bps 7.22% 8.03% 81bps Net Investment Earnings 4.76% 5.12% 5.20% 44bps 4.61% 5.03% 42bps Strategic capital management fees 0.04% 0.05% 0.05% 1bp 0.03% 0.04% 1bp Cost of funds (3.00)% (3.34)% (3.46)% 46bps (2.71)% (3.29)% 58bps Net Investment Spread 1.80% 1.83% 1.79% (1)bp 1.93% 1.78% (15)bps Other operating expenses (0.23)% (0.19)% (0.20)% (3)bps (0.23)% (0.20)% (3)bps Interest and other financing costs (0.16)% (0.20)% (0.22)% 6bps (0.21)% (0.20)% (1)bp Net Spread 1.41% 1.44% 1.37% (4)bps 1.49% 1.38% (11)bps Notable items —% (0.04)% —% NM (0.05)% (0.01)% (4)bps Net Spread, Excluding Notable Items 1.41% 1.40% 1.37% (4)bps 1.44% 1.37% (7)bps Net investment earnings, excluding notable items 4.76% 5.12% 5.20% 44bps 4.61% 5.03% 42bps Cost of funds, excluding notable items (3.00)% (3.38)% (3.46)% 46bps (2.76)% (3.30)% 54bps Net investment spread, excluding notable items 1.80% 1.79% 1.79% (1)bp 1.88% 1.77% (11)bps Alternative net return delta to long-term expectation 4.53% 2.81% 1.75% 3.78% 2.97% Impact to Net Spread 0.25% 0.13% 0.09% 0.21% 0.15% ($ in millions) Average net invested assets1 $212,761 $237,810 $244,796 15.1% $208,479 $233,809 12.1% Average net invested assets - fixed income1 201,035 226,295 233,153 16.0% 196,514 222,122 13.0% Average net invested assets - alternatives1 11,726 11,515 11,643 (0.7)% 11,965 11,687 (2.3)% Retirement Services: Return on Asset View 1. Second vintage of strategic third-party sidecar began supporting Athene's organic growth on July 1, 2023, with Athene Life Re Ltd. ("ALRe") selling 50% of the economic interests in ACRA 2 to ADIP II. Effective December 31, 2023, ADIP II’s ownership of economic interests in ACRA 2 increased to 60%, with ALRe owning the remaining 40% of economic interests. Effective October 1, 2024, ADIP II’s ownership of economic interests in ACRA 2 increased to 63%, with ALRe owning the remaining 37% of economic interests. 11

1.40% 0.16% 0.04% (0.15)% (0.05)% (0.03)% 1.37% 3Q'24 4Q'24 Investment Portfolio Highlights Retirement Services Net Spread Bridge (QoQ) Retirement Services: Portfolio & Spread Highlights 1. As of December 31, 2024, 97% of $184 billion of available for sale securities designated NAIC 1 or 2. 2. The contents of any website linked in this presentation are not incorporated by reference and only speak as of the date listed thereon. 3. Athene’s statutory fixed income impairments adjusted to include changes in mortgage loan specific reserves in relation to average invested assets of regulated entities in the U.S. and Bermuda. 4. Industry average represents U.S. statutory impairments adjusted to include changes in mortgage loan specific reserves per SNL Financial. Industry average includes AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. Trailing 5 Year average (2019-2023). 5. Defined as Athene's net invested assets, which totaled $249 billion, as of December 31, 2024. 6. Floating rate assets at notional were approximately $51 billion, or approximately 20% of Athene’s net invested assets. Floating rate liabilities at notional were approximately $34 billion, or approximately 13% of Athene's net invested assets, as of December 31, 2024. 7. Other represents various items including strategic capital management fees, operating expenses and interest and other financing costs. 12 • 97% of Athene’s fixed income portfolio1 is invested in investment grade assets • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Target asset classes which generate origination or structuring premium such as CLOs and ABS, not incremental credit risk • CRE investments are virtually all debt (i.e., not equity) and well-suited for Athene's long duration liability profile - more information can be found on Athene's website here2 • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical average annual credit losses across total portfolio of 11 basis points3 over the past five years compared to 13 basis points for the industry4 • Floating Rate Portfolio: 7% or $17 billion of Athene's portfolio5 is invested in floating rate assets, net of floating rate liabilities6 1.44% 0.16% 0.04% (0.19)% (0.05)% (0.03)% 1.37% 3Q'24 4Q'24 Higher return on Alts portfolio Higher net cost of funds on new business vs. run-off and absence of Q3 notable items Other7 Other7 Retirement Services Net Spread, Excluding Notable Items Bridge (QoQ) Higher income from on-the- margin deployment Rate impact on net floaters & cash Higher return on Alts portfolio Higher net cost of funds on new business vs. run-off Higher income from on-the- margin deployment Rate impact on net floaters & cash

Retail: Strong annuity sales activity underwritten to attractive returns, including ~40% of sales coming from Fixed Indexed Annuity/Registered Index-Linked Annuity products in the quarter Flow Reinsurance: Fourth quarter activity reflected growing product offerings and expanding distribution in APAC Pension Group Annuities: Continue to engage and compete in the market despite no transactions being executed in the quarter Funding Agreements1: Strong quarterly inflows driven by a diverse array of underlying activity across FABNs, FHLB borrowing, and direct funding agreements $827 $790 $704 $1,148 $1,255 $1,421 $1,255 $2,509 $2,469 $3,108 $3,224 FRE SRE 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $3 $9 $13 $28 $48 $63 $71 3 5 7 8 21 35 36 4 2 6 6 11 5 3 6 11 10 8 10 7 29 2014 2016 2018 2020 2022 2023 2024 1.Comprised of funding agreements issued under Athene's funding agreement backed notes (“FABN”) program, secured and other funding agreements, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long-term repurchase agreements. 2. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene’s long-term incentive plan, and operating income tax. Retirement Services: Strong Growth Profile Athene Gross Organic Inflows Spread Related Earnings2 ~24x ($ in billions) >95% correlation between SRE and FRE 13 ($ in millions) 4Q'24 Highlights:

• Principal Investing Income grew significantly in 2024 primarily due to greater realized performance fees resulting from increased monetizations of private equity investments and strong performance in Credit strategies • Realized performance fees of $321 million in the fourth quarter were driven by several monetizations within flagship private equity as well as the crystallization of annual performance fees from certain Credit funds • Realized principal investing compensation of $664 million in 2024 translates to a compensation ratio of 67%, which is within the range of management's long- term expectations ($ in millions, except per share amounts) 4Q'23 3Q'24 4Q'24 % Change vs. 4Q'23 FY'23 FY'24 % Change vs. FY'23 Realized performance fees $269 $331 $321 19.3% $742 $921 24.1% Realized investment income1 (37) 17 32 NM (2) 74 NM Realized principal investing compensation (167) (253) (200) 19.8% (601) (664) 10.5% Other operating expenses (14) (17) (14) —% (56) (60) 7.1% Principal Investing Income $51 $78 $139 172.5% $83 $271 226.5% PII per share $0.08 $0.13 $0.23 187.5% $0.13 $0.44 238.5% PII Compensation Ratio 71.9% 72.7% 56.7% 81.2% 66.7% Principal Investing Segment 14 1. Realized investment income for 4Q'23 includes $42 million of losses related to the liquidations of Apollo Strategic Growth Capital II and Acropolis Infrastructure Acquisition Corp., special purpose acquisition companies ("SPACs") sponsored by Apollo.

• Performance Fee-Eligible AUM of $223 billion increased 11% year-over-year due to strong growth in performance fee-eligible Credit strategies, particularly direct origination, opportunistic credit and asset-backed finance • Performance Fee-Generating AUM of $150 billion increased 17% year-over-year due to robust capital deployment activity • Dry Powder was $61 billion as of December 31, 2024, including $52 billion of Dry Powder with future management fee potential, of which approximately 75% is in Credit Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) Note: AUM and Dry Powder totals may not add due to rounding. Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 15 $134 $90 Credit Equity $93 $58 Credit Equity $36 $25 Credit Equity $223 billion $150 billion $61 billion

Investment Performance Highlights Net Accrued Performance Fee Receivable1 (QoQ) Appreciation / gross returns 4Q'24 FY'24 Credit Direct Origination 2.4% 12.8% Opportunistic Credit 1.7% 10.2% Multi-Credit 1.1% 8.1% Asset-Backed Finance 2.3% 11.2% Equity Flagship Private Equity 2.5% 7.4% Hybrid Value 6.4% 19.5% $2.34 +$0.72 $(0.31) $2.75 Net unrealized performance fees/other2,3 3Q'24 Net realized performance fees 1. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 2. Net unrealized performance fees/other includes (i) unrealized performance fees, net of unrealized profit sharing expense, (ii) certain transaction related charges and (iii) timing differences between the recognition of realized performance fees and realized profit sharing expense versus the cash received and paid, and excludes general partner obligations to return previously distributed performance fees. 3. Includes $205 million related to timing differences during the fourth quarter of 2024. 4Q'24 $1,433 $441 $(190) $1,684 ($ in millions, except per share amounts) Investment Performance Highlights and Net Accrued Performance Fees 16

HoldCo & Asset Management Summary Balance Sheet Highlights2 Financial Strength Ratings ($ in millions, except per share amounts) 3Q'24 4Q'24 Cash and cash equivalents $2,666 $2,692 Investments, net 3,137 3,096 Net accrued performance fees receivable3 1,433 1,684 Net clawback payable4 (108) (119) Debt (4,082) (4,279) Net Balance Sheet Value $3,046 $3,074 Net Balance Sheet Value per share $4.97 $5.01 Net Balance Sheet Value / AUM 0.42% 0.41% Adjusted Net Income Shares Outstanding 613 613 A2 / A / A Apollo Asset Management rated by Moody's, S&P, Fitch A1 / A+ / A+ / A+ Athene5 rated by Moody's, S&P, Fitch, AM Best 1. The declaration and payment of any dividends are at the sole discretion of the Apollo Global Management, Inc. board of directors, which may change the dividend policy at any time, including, without limitation to, to eliminate the dividend entirely. 2. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes Athene and consolidated VIEs. 3. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 4. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 5. For Athene, represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 17 A2 / A / A Apollo Global Management rated by Moody's, S&P, Fitch • Deployed $1.2 billion for total share buybacks in 2024, including $501 million for opportunistic share repurchases in addition to repurchases to offset dilution from share issuances under equity incentive plans • Apollo intends to distribute an annual dividend of $2.04 per share of common stock, up 10% from $1.85 per share for 2024, commencing with the first quarter 2025 dividend1 • Returned a total of $1.6 billion of capital to stockholders over the last twelve months through a combination of dividends paid and opportunistic share repurchases, while allocating $130 million of capital to strategically invest in future growth of the business

Supplemental Details

($ in millions) Credit4 Equity Total Beginning Balance $597,796 $135,411 $733,207 Inflows 30,617 2,268 32,885 Outflows3 (9,909) (2,948) (12,857) Net Flows 20,708 (680) 20,028 Realizations (4,357) (1,764) (6,121) Market Activity 2,240 1,683 3,923 Ending Balance $616,387 $134,650 $751,037 Three Months Ended December 31, 2024 ($ in millions) Credit4 Equity Total Beginning Balance $515,523 $135,253 $650,776 Inflows 142,628 9,776 152,404 Outflows2,3 (52,192) (7,157) (59,349) Net Flows 90,436 2,619 93,055 Realizations (14,136) (9,034) (23,170) Market Activity 24,564 5,812 30,376 Ending Balance $616,387 $134,650 $751,037 Twelve Months Ended December 31, 2024 ($ in millions) Credit4 Equity Total Beginning Balance $479,010 $72,013 $551,023 Inflows 28,728 3,148 31,876 Outflows3 (12,151) (1,635) (13,786) Net Flows 16,577 1,513 18,090 Realizations (1,763) (408) (2,171) Market Activity 2,019 (295) 1,724 Ending Balance $495,843 $72,823 $568,666 Three Months Ended December 31, 2024 ($ in millions) Credit4 Equity Total Beginning Balance $422,036 $70,916 $492,952 Inflows 118,318 10,574 128,892 Outflows2,3 (60,556) (6,617) (67,173) Net Flows 57,762 3,957 61,719 Realizations (5,575) (2,130) (7,705) Market Activity 21,620 80 21,700 Ending Balance $495,843 $72,823 $568,666 Twelve Months Ended December 31, 2024 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. FY'24 outflow activity for Total AUM and FGAUM included $7 billion resulting from the previously announced conclusion of the Atlas SP-Credit Suisse investment management agreement. Management fees were not impacted due to offsetting changes resulting from a fee basis adjustment under the existing agreement between Apollo and Atlas. 3. Included in the 4Q'24 outflows for Total AUM and FGAUM are $1.9 billion and $1.9 billion of redemptions, respectively. Included in the FY'24 outflows for Total AUM and FGAUM are $6.9 billion and $6.6 billion of redemptions, respectively. 4. As of 4Q'24, Credit AUM includes $30.7 billion of CLOs, $5.3 billion of which Apollo earns fees on based on gross assets and $25.4 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. AUM Rollforward 19

• Third-party capital enables Athene to grow in a capital efficient manner and supported approximately 31% of Athene's gross new business volume in 2024, including 37% in the fourth quarter ($ in millions) 4Q'24 FY'24 Flows by Channel Retail $7,954 $35,764 Flow reinsurance 1,029 5,573 Funding agreements3 5,167 28,748 Pension group annuities 47 918 Gross organic inflows 14,197 71,003 Gross inorganic inflows4 — — Total gross inflows 14,197 71,003 Gross outflows5 (7,136) (33,469) Net flows $7,061 $37,534 Flows attributable to Athene vs. Third Parties Inflows attributable to Athene $8,948 $49,084 Inflows attributable to ADIP 4,343 17,848 Inflows ceded to third-party reinsurers6 906 4,071 Total gross inflows 14,197 71,003 Outflows attributable to Athene (5,697) (27,248) Outflows attributable to ADIP (1,439) (6,221) Total gross outflows5 $(7,136) $(33,469) ($ in millions) 4Q'24 Invested Assets Gross invested assets $326,964 Invested assets attributable to ADIP1 (78,321) Net invested assets1,2 $248,643 20 Note: Footnotes 7-12 can be found in the endnotes on page 35. 1. Effective October 1, 2024, ADIP II’s ownership of economic interests in ACRA 2 increased to 63%, with ALRe owning the remaining 37% of economic interests. 2. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. 3. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, funding agreements issued to the FHLB and long term repurchase agreements. 4. Gross inorganic inflows represent acquisitions and block reinsurance transactions. 5. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, payments related to interest, maturities and repurchases of funding agreements and block reinsurance outflows. 6. During the first quarter of 2024, Athene entered into a modco reinsurance agreement with Catalina Re Archdale Life Insurance Company Ltd., a subsidiary of Catalina Holdings (Bermuda) Ltd., to cede a quota share of its retail deferred annuity business issued on or after January 1, 2024. ($ in millions) 4Q'24 FY'24 Outflows attributable to Athene by type Maturity-driven, contractual-based outflows7 $(2,167) $(12,096) Policyholder-driven outflows8 (3,530) (15,152) Income oriented withdrawals (planned)9 (1,661) (6,427) From policies out-of-surrender-charge (planned)10 (1,131) (5,598) From policies in-surrender-charge (unplanned)11 (738) (3,127) Core outflows (5,697) (27,248) Strategic reinsurance transactions — — Outflows attributable to Athene $(5,697) $(27,248) Annualized rate12 Maturity-driven, contractual-based outflows7 (3.5)% (5.2)% Policyholder-driven outflows8 (5.8)% (6.5)% Income oriented withdrawals (planned)9 (2.7)% (2.8)% From policies out-of-surrender-charge (planned)10 (1.9)% (2.4)% From policies in-surrender-charge (unplanned)11 (1.2)% (1.3)% Core outflows (9.3)% (11.7)% Strategic reinsurance transactions —% —% Outflows attributable to Athene (9.3)% (11.7)% Retirement Services Flows & Invested Assets

Share Reconciliation 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Total GAAP Common Stock Outstanding 567,762,932 569,003,922 569,535,344 565,816,456 565,738,933 Non-GAAP Adjustments: Mandatory Convertible Preferred Stock1 15,564,983 14,524,381 14,528,625 14,531,793 14,536,019 Vested RSUs 22,072,379 18,438,577 18,421,647 18,201,439 21,337,132 Unvested RSUs Eligible for Dividend Equivalents 12,603,041 15,075,269 14,387,351 14,274,139 11,455,245 Adjusted Net Income Shares Outstanding 618,003,335 617,042,149 616,872,967 612,823,827 613,067,329 1. Reflects the number of shares of underlying common stock assumed to be issuable upon conversion of the Mandatory Convertible Preferred Stock during each period. 2. Since January 1, 2022, the Company in its discretion has elected to repurchase 1.0 million shares of common stock for $64.7 million, to prevent dilution that would have resulted from the issuance of shares granted in connection with certain profit sharing arrangements. These repurchases are separate from the repurchase plan described in footnote 4 and accordingly are not reflected in the above share repurchase activity table. 3. Average cost reflects total capital used for share repurchases in a given period divided by the number of shares purchased. 4. Pursuant to a share repurchase program that was publicly announced on January 3, 2022, as amended on February 21, 2023, the Company was authorized to repurchase (i) up to an aggregate of $1.0 billion of shares of its common stock in order to opportunistically reduce its share count and (ii) up to an aggregate of $1.5 billion of shares of its common stock in order to offset the dilutive impact of share issuances under its equity incentive plans. On February 8, 2024, the AGM board of directors terminated the Company’s prior share repurchase program and approved a new share repurchase program, pursuant to which, the Company is authorized to repurchase up to $3.0 billion of shares of its common stock. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Shares Issued to Employees 270,830 3,399,930 374,057 430,962 263,340 Shares Repurchased2 # of Shares 797,809 4,629,336 975,174 4,492,833 750,336 Average Cost3 $87.23 $110.68 $113.24 $105.78 $173.35 Capital Utilized $69.6 million $512.4 million $110.4 million $475.2 million $130.1 million Share Repurchase Plan Authorization Remaining4 $923.8 million $2.49 billion $2.38 billion $1.90 billion $1.77 billion Sharecount Reconciliation 21

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Credit: Accord VI1 2024 $ 1,881 $ 1,701 $ 391 $ 185 $ 341 $ 336 $ 521 33% 20 % Accord I, II, III, III B, IV & V1 Various — 7,992 6,795 7,251 — — 7,251 18 13 Accord+ II5 N/A 3,125 3,096 1,146 124 1,045 1,062 1,186 NM4 NM4 Accord+ 2021 3,354 2,370 6,759 5,129 2,293 2,397 7,526 16 13 ADIP II 2024 6,679 6,016 2,603 — 2,603 2,952 2,952 NM4 NM4 ADIP I 2020 5,150 3,254 2,620 1,570 2,597 3,098 4,668 23 20 EPF IV 2023 3,060 2,959 1,131 424 821 978 1,402 21 13 EPF III 2017 2,692 4,398 4,902 4,272 1,671 1,728 6,000 9 4 Total Credit $ 25,941 $ 31,786 $ 26,347 $ 18,955 $ 11,371 $ 12,551 $ 31,506 Equity: Fund X 2023 $ 20,310 $ 19,877 $ 6,089 $ 1,297 $ 5,563 $ 6,651 $ 7,948 41% 18 % Fund IX 2018 32,186 24,729 21,552 13,925 15,281 25,412 39,337 27 18 Fund VIII 2013 7,136 18,377 16,541 23,211 4,684 4,299 27,510 13 9 Fund VII 2008 — 14,677 16,461 34,294 — — 34,294 33 25 Fund VI 2006 369 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 — 3,742 5,192 12,724 — — 12,724 61 44 Fund I, II, III, IV & MIA2 Various 9 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds3 $ 60,010 $ 98,858 $ 87,045 $ 123,987 $ 25,933 $ 36,362 $ 160,349 39 24 AIOF III5 N/A 1,371 1,376 257 — 257 276 276 NM4 NM4 AIOF II 2021 2,811 2,542 1,983 750 1,456 1,888 2,638 17 11 AIOF I 2018 387 897 803 1,067 171 216 1,283 22 17 HVF II 2022 5,353 4,592 3,553 221 3,481 4,392 4,613 15 12 HVF I 2019 3,167 3,238 3,698 4,422 876 1,304 5,726 22 17 Total Equity $ 73,099 $ 111,503 $ 97,339 $ 130,447 $ 32,174 $ 44,438 $ 174,885 Investment Record as of December 31, 2024 23 1. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing. 2. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 3. Total IRR is calculated based on total cash flows for all funds presented. 4. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 5. Vintage Year is not yet applicable as the fund has not had its final closing.

($ in millions, except share amounts) 4Q'23 4Q'24 Assets Asset Management Cash and cash equivalents $2,748 $2,692 Restricted cash and cash equivalents 2 3 Investments 5,502 6,086 Assets of consolidated variable interest entities Cash and cash equivalents 62 158 Investments 1,640 2,806 Other assets 177 84 Due from related parties 449 584 Goodwill 264 264 Other assets 2,331 2,579 Retirement Services Cash and cash equivalents 13,020 12,733 Restricted cash and cash equivalents 1,761 943 Investments 213,099 262,283 Investments in related parties 25,842 28,884 Assets of consolidated variable interest entities Cash and cash equivalents 98 583 Investments 20,232 23,424 Other assets 110 565 Reinsurance recoverable 4,154 8,194 Deferred acquisition costs, deferred sales inducements and value of business acquired 5,979 7,173 Goodwill 4,065 4,063 Other assets 11,953 13,794 Total Assets $313,488 $377,895 GAAP Balance Sheet (Unaudited) 24

($ in millions, except share amounts) 4Q'23 4Q'24 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $3,338 $3,616 Due to related parties 870 710 Debt 3,883 4,279 Liabilities of consolidated variable interest entities Other liabilities 1,145 1,363 Retirement Services Interest sensitive contract liabilities 204,670 253,637 Future policy benefits 53,287 49,902 Market risk benefits 3,751 4,028 Debt 4,209 6,309 Payables for collateral on derivatives and securities to repurchase 7,536 11,652 Other liabilities 4,456 9,784 Liabilities of consolidated variable interest entities Other liabilities 1,098 1,635 Total Liabilities 288,243 346,915 Redeemable non-controlling interests Redeemable non-controlling interests 12 16 Equity Mandatory Convertible Preferred Stock 1,398 1,398 Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 565,738,933 and 567,762,932 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively — — Additional paid in capital 15,249 15,327 Retained earnings (accumulated deficit) 2,972 6,022 Accumulated other comprehensive income (loss) (5,575) (5,494) Total Apollo Global Management, Inc. Stockholders' Equity 14,044 17,253 Non-controlling interests 11,189 13,711 Total Equity 25,233 30,964 Total Liabilities, Redeemable non-controlling interests and Equity $313,488 $377,895 GAAP Balance Sheet (Unaudited) - cont'd 25

($ in millions) 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 FY'23 FY'24 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $2,732 $1,403 $828 $787 $1,462 $5,001 $4,480 Preferred dividends 24 24 25 24 24 46 97 Net income (loss) attributable to non-controlling interests 825 338 324 958 176 1,462 1,796 GAAP Net income (loss) $3,581 $1,765 $1,177 $1,769 $1,662 $6,509 $6,373 Income tax provision (benefit) (1,620) 422 261 317 62 (923) 1,062 GAAP Income (loss) before Income tax provision (benefit) $1,961 $2,187 $1,438 $2,086 $1,724 $5,586 $7,435 Asset Management Adjustments: Equity-based profit sharing expense and other1 53 94 45 41 141 239 321 Equity-based compensation 69 74 84 72 78 236 308 Special equity-based compensation and other charges2 438 — — — — 438 — Transaction-related charges3 14 55 22 79 24 32 180 Merger-related transaction and integration costs4 10 8 7 9 6 27 30 (Gains) losses from changes in tax receivable agreement liability 13 — 1 (35) (8) 13 (42) Net (income) loss attributable to non-controlling interests in consolidated entities (869) (377) (323) (975) (165) (1,556) (1,840) Unrealized performance fees 117 (268) (86) 141 (51) (127) (264) Unrealized profit sharing expense (12) 159 35 (65) 16 179 145 HoldCo interest and other financing costs 11 15 15 21 29 88 80 Unrealized principal investment (income) loss (22) (11) 1 (4) 23 (88) 9 Unrealized net (gains) losses from investment activities and other (24) (28) 57 (6) (53) 26 (30) Retirement Services Adjustments: Investment (gains) losses, net of offsets (999) 22 124 (628) 265 (170) (217) Non-operating change in insurance liabilities and related derivatives5 418 (673) (203) 513 (483) (182) (846) Integration, restructuring and other non-operating expenses 32 30 31 204 (26) 130 239 Equity-based compensation expense 46 13 11 12 14 88 50 Segment Income $1,256 $1,300 $1,259 $1,465 $1,534 $4,959 $5,558 HoldCo interest and other financing costs (11) (15) (15) (21) (29) (88) (80) Taxes and related payables (63) (221) (235) (312) (145) (789) (913) Adjusted Net Income $1,182 $1,064 $1,009 $1,132 $1,360 $4,082 $4,565 Notable items — — — (25) — (115) (25) Tax impact of notable items — — — 5 — 24 5 Adjusted Net Income, Excluding Notable Items $1,182 $1,064 $1,009 $1,112 $1,360 $3,991 $4,545 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Special equity-based compensation and other charges includes equity-based compensation expense and associated taxes related to the previously announced special fully vested equity grants to certain senior leaders. 3. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 4. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 5. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits. Reconciliation of GAAP to Non-GAAP Financial Measures 26

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $168 $134 $403 $616 $(42) $807 $120 $1,802 $(1,961) $5,001 Preferred dividends — — — 14 32 37 37 37 — 46 Net income (loss) attributable to non-controlling interests 562 216 567 814 29 693 310 2,428 (1,546) 1,462 GAAP Net income (loss) $730 $350 $970 $1,444 $19 $1,537 $467 $4,267 $(3,507) $6,509 Income tax provision (benefit) 147 27 91 326 86 (129) 86 594 (739) (923) GAAP Income (loss) before Income tax provision (benefit) $877 $377 $1,061 $1,770 $105 $1,408 $553 $4,861 $(4,246) $5,586 Asset Management Adjustments: Equity-based profit sharing expense and other1 — 1 3 7 91 96 129 146 276 239 Equity-based compensation 105 62 63 65 68 71 68 80 185 236 Special equity-based compensation and other charges2 — — — — — — — — — 438 Preferred dividends — — — (14) (32) (37) (37) (37) — — Transaction-related charges3 34 39 55 17 (6) 49 39 35 (42) 32 Merger-related transaction and integration costs4 — — — — — — — 67 70 27 Charges associated with corporate conversion — — — — — 22 4 — — — (Gains) losses from changes in tax receivable agreement liability (32) — (3) (200) (35) 50 (12) (10) 26 13 Net (income) loss attributable to non-controlling interests in consolidated entities (157) (21) (6) (9) (32) (31) (118) (418) 1,499 (1,556) Unrealized performance fees 1,348 358 (511) (689) 783 (435) (35) (1,465) (2) (127) Unrealized profit sharing expense (517) (137) 180 226 (275) 208 33 649 20 179 One-time equity-based compensation charges5 — — — — — — — 949 — — HoldCo interest and other financing costs 19 27 39 59 69 98 154 170 122 88 Unrealized principal investment (income) loss 22 13 (65) (95) 62 (88) (62) (222) 176 (88) Unrealized net (gains) losses from investment activities and other (260) (79) (139) (95) 193 (135) 421 (2,431) (144) 26 Retirement Services Adjustments: Investment (gains) losses, net of offsets — — — — — — — — 7,467 (170) Non-operating change in insurance liabilities and related derivatives6 — — — — — — — — (1,433) (182) Integration, restructuring and other non-operating expenses — — — — — — — — 133 130 Equity-based compensation expense — — — — — — — — 56 88 Segment Income $1,439 $640 $677 $1,042 $991 $1,276 $1,137 $2,374 $4,163 $4,959 HoldCo interest and other financing costs (19) (27) (39) (59) (69) (98) (154) (170) (122) (88) Taxes and related payables (74) (10) (10) (26) (44) (62) (90) (172) (795) (789) Adjusted Net Income $1,346 $603 $628 $957 $878 $1,116 $893 $2,032 $3,246 $4,082 Notable items — — — — — — — — 3 (115) Tax impact of notable items — — — — — — — — (1) 24 Adjusted Net Income, Excluding Notable Items $— $— $— $— $— $— $— $— $3,248 $3,991 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 27 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Special equity-based compensation and other charges includes equity-based compensation expense and associated taxes related to the previously announced special fully vested equity grants to certain senior leaders. 3. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 4. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 5. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset. 6. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits.

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 28 ($ in millions) 3Q'24 4Q'24 Investments, at fair value $ 1,388 $ 1,384 Equity method investments 1,109 1,082 Other investments 358 358 Other1 282 272 Investments, net $ 3,137 $ 3,096 ($ in millions) 3Q'24 4Q'24 Performance allocations $ 3,005 $ 3,262 Incentive fees receivable2 35 44 Profit sharing payable2 (1,866) (1,888) Other1 259 266 Net Accrued Performance Fee Receivable $ 1,433 $ 1,684 ($ in millions) 3Q'24 4Q'24 Investments, at fair value $ 1,388 $ 1,384 Equity method investments 1,109 1,082 Performance allocations 3,005 3,262 Other investments 358 358 Total GAAP Investments – Asset Management $ 5,860 $ 6,086 1. Other primarily includes adjustments related to consolidated funds and VIEs. Other also includes amounts related to certain profit sharing arrangements between investments, net and net accrued performance fee receivable. 2. Incentive fees receivable and Profit sharing payable are included within Due from related parties and Accounts payable, accrued expenses, and other liabilities, respectively, on the GAAP balance sheet. ($ in millions) 4Q'24 Total investments, including related parties $ 291,167 Derivative assets (8,154) Cash and cash equivalents (including restricted cash) 13,676 Accrued investment income 2,816 Net receivable (payable) for collateral on derivatives (4,602) Reinsurance impacts (4,435) VIE and VOE assets, liabilities and non-controlling interests 17,613 Unrealized (gains) losses 18,320 Ceded policy loans (167) Net investment receivables (payables) 97 Allowance for credit losses 720 Other investments (87) Total adjustments to arrive at gross invested assets 35,797 Gross invested assets $ 326,964 ACRA non-controlling interests (78,321) Net invested assets $ 248,643

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common stockholders $ 471 $ 579 $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — — — 36 95 141 Net income (loss) attributable to non-controlling interest 15 16 — — — 13 380 (59) Net income $ 486 $ 595 $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) 53 — (61) 106 122 117 285 386 Income before income tax $ 539 $ 595 $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Investment gains (losses), net of offsets 152 (56) 47 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets1 (28) (30) 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (279) (58) (22) (68) (22) (70) (10) (124) Stock compensation expense (148) (67) (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — — — 36 95 141 Non-controlling interests - pre-tax income (loss) 15 16 — — — 13 393 (18) Less: Total adjustments to income before income tax (288) (195) 8 316 (80) 881 951 1,677 Spread related earnings $ 827 $ 790 $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 29 1. Includes change in fair values of derivatives and embedded derivatives, net of offsets.

• “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments, excluding performance fees from Athene and performance fees from origination platforms dependent on capital appreciation, and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility, which consists of investment gains (losses), net of offsets and non-operating change in insurance liabilities and related derivatives, and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, less (x) cost of funds, (y) operating expenses excluding equity- based compensation and (z) financing costs, including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Adjusted Net Income is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Spread Related Earnings, Excluding Notable Items” represents SRE with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the Retirement Services segment against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the segment. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non-GAAP operating measures. Definitions 30

• "Adjusted Net Income, Excluding Notable Items" represents ANI with an adjustment related to our Retirement Services segment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non- GAAP operating measures. • “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. Definitions - cont'd 31

• “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. • “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries ("ACRA 1"), and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries ("ACRA 2"). • “ADIP” refers to Apollo/Athene Dedicated Investment Program ("ADIP I") and Apollo/Athene Dedicated Investment Program II ("ADIP II"), funds managed by Apollo including third-party capital that, through ACRA, invest alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding, RSUs that participate in dividends, and shares of Common Stock assumed to be issuable upon the conversion of the shares of Mandatory Convertible Preferred Stock. • “Appreciation (depreciation)” of flagship private equity and hybrid value funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions ("ACS") related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations and directors' fees. These fees also include certain offsetting amounts including reductions in management fees related to a percentage of these fees recognized ("management fee offset") and other additional revenue sharing arrangements. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the non-controlling interests. While we believe cost of funds is a meaningful financial metric and enhances the understanding of the underlying profitability drivers of our retirement services business, it should not be used as a substitute for total benefits and expenses presented under U.S. GAAP. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from perpetual capital vehicles. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. 32 Definitions - cont'd

• "Gross IRR" of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on December 31, 2024 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on December 31, 2024 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” for credit funds is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals, before the effects of management fees, incentive fees allocated to the general partner, and other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets managed for Athene, Athora, and certain other entities where Apollo manages or may manage a significant portion of the total company assets, or where Apollo only provides certain other investment-related services. Certain funds and accounts that have elected not to use fair-value accounting standards are also excluded due to the lack of returns. Returns for the Asset-Backed Finance strategy excludes CRE Debt and ACTC funds. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the credit and equity strategies. • “Mandatory Convertible Preferred Stock” refers to the 6.75% Series A Mandatory Convertible Preferred Stock of AGM. • "MidCap Financial" refers to MidCap FinCo LLC (f/k/a MidCap FinCo Designated Activity Company). • “Net Invested Assets” represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets include (a) total investments on the statements of financial condition, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and non-controlling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. Athene includes the underlying investments supporting its assumed funds withheld and modco agreements and excludes the underlying investments related to ceded reinsurance transactions in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets include Athene’s proportionate share of ACRA investments, based on its economic ownership, but do not include the proportionate share of investments associated with the non-controlling interests. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets for the relevant period, presented on an annualized basis for interim periods. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • "Net IRR" of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 33 Definitions - cont'd

• "Net IRR" of a traditional private equity or hybrid value fund represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of infrastructure funds represents the cumulative cash flows in a fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of December 31, 2024 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Origination” represents (i) capital that has been invested in new equity, debt or debt-like investments by Apollo's equity and credit strategies (whether purchased by funds and accounts managed by Apollo, or syndicated to third parties) where Apollo or one of Apollo's origination platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs; and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Origination generally excludes any issuance of debt or debt-like investments by the portfolio companies of the funds we manage. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses, but does not include the proportionate share of the ACRA operating expenses associated with the non-controlling interests. • “Perpetual capital” refers to assets under management of certain vehicles with an indefinite duration, which assets may only be withdrawn under certain conditions or subject to certain limitations, including satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our perpetual capital vehicles may be terminated under certain circumstances. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents the initial investment of the fund in a portfolio investment, reduced for any return of capital distributed to date on such portfolio investment. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. Definitions - cont'd 34

Retirement Services Flows & Invested Assets (page 20) 7. Represents outflows from funding agreements, pension group annuities, and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 8. Represents outflows from fixed indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 9. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 10. Represents outflows from policies that no longer have an active surrender charge in force. 11. Represents outflows from policies with an active surrender charge in force. 12. The outflow rate is calculated as outflows attributable to Athene divided by Athene average net invested assets for the respective period, on an annualized basis. Endnotes 35

Forward-Looking Statements In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, interest rate fluctuations and market conditions generally, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024, and the quarterly report on Form 10-Q filed with the SEC on November 6, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 36